AMENDMENT TO

                        ASSET PURCHASE AND SALE AGREEMENT

         This AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT ("Amendment") is dated as of December 13, 1999 (the "Effective Date"), and is entered into by and between Kavouras, Inc., a Minnesota corporation ("Seller"), and Radtec Engineering, Inc., a Colorado corporation ("Buyer").

                                    RECITALS:

         A. Buyer and Seller all of the present parties to that certain Asset Purchase and Sale Agreement dated December 8, 1999 (the "Agreement").

         B. Buyer and Seller desire to amend and modify the Agreement as specifically set forth in this Amendment to complete the allocation of the purchase price under the Agreement and to recognize that the Trademark (as defined in the Agreement) has not been registered by Seller.

         NOW, THEREFORE, in consideration of the Recitals which are incorporated into and made a part of this Amendment and the mutual covenants and agreements set forth therein and herein, the parties hereto agree as follows:

         1.  Amendments  to Agreement.  (a) From and after the  Effective  Date,
Schedule 2 of the Agreement is deleted in its entirety and Schedule 2 attached to this Amendment is inserted in its place.

         (b) From and after the Effective Date, the word "registered" in the first sentence of Section 1(d) of the Agreement is deleted.

         (c) From and after the Effective Date, the first sentence of Section 4 of the Agreement is deleted in its entirety and the following is inserted in its place:

         "Seller shall sell, transfer, assign, convey, and deliver to Buyer at the Closing the Assets by (i) a warranty bill of sale and assignment in the form of Exhibit B hereto, (ii) an Assignment of Trademark in the form of Exhibit C hereto to transfer the Trademark, and (iii) such other good and sufficient instruments of sale, assignment, conveyance and transfer as shall be required to effectively vest in Buyer all of Seller's right, title, and interest in and to the Assets, free and clear of all liens, encumbrances, security interests, actions, claims and equities of any kind whatsoever."

         (d) From and after the Effective Date, Exhibit C of the Agreement is deleted in its entirety and Exhibit C attached to this Amendment is inserted in its place.

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

         2. Binding Effect. This Amendment shall be binding upon and inure to the benefit of Buyer and Seller and their respective successors and permitted assigns.

         3. Superseding. From and after the Effective Date, all references to the Agreement shall mean the Agreement, as amended by this Amendment.

         4. Confirmation. Except as otherwise expressly set forth in this Amendment, the Agreement is hereby ratified and confirmed and remains in full force and effect.

         5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                Kavouras, Inc., a Minnesota corporation

                                By:/s/ Laura Burrow
                                   -------------------------------
                                    Laura Burrow, Vice President



                                Radtec Engineering, Inc., a Colorado corporation

                                By: /s/ Dennis Treddenick
                                    ---------------------------------
                                    Dennis Treddenick, Vice President


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



                                   SCHEDULE 2

                          Allocation of Purchase Price


"The reporting person agrees to furnish supplementally a copy of this omitted schedule to the Securities and Exchange Commission upon request."

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

                                    EXHIBIT C

                             ASSIGNMENT OF TRADEMARK

         THIS ASSIGNMENT is made this 13th day of December, 1999, by KAVOURAS, INC., a Minnesota corporation ("Assignor"), of 11400 Rupp Drive, Burnsville, Minnesota 55337-1279, to RADTEC ENGINEERING, INC., a Colorado corporation ("Assignee"), of 2150 West 6th Avenue, Broomfield, Colorado 80020.

                                    RECITALS:

         A. Assignor uses the trademark "Triton Doppler Radar" (the "Mark").

         B. Assignee is acquiring the portion of Assignor's business pertaining to the manufacture, sale, installation and service of a line of Klystron and TWT-based Doppler weather radar systems know as the Triton Doppler Radar Series (the "Business") and in connection therewith all of Assignor's right, title and interest in and to the Mark.

         NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged:

         Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Mark, together with all of the goodwill of the Business in connection with which the Mark is used and which is symbolized by the Mark, and the right to recover for past infringement of the Mark; provided, however, this Assignment does not include the other registered and unregistered trademarks and service marks of Assignor which include the word "Triton" (the "Excluded Marks"), including, without limitation, the marks "Triton", "Triton X", "Triton Art Paint", "Triton i7", and "Triton RT". This Assignment is subject to the retention by Assignor of all of its rights, title and interest in and to the Excluded Marks and the registrations and applications for registration therefor.

                                         KAVOURAS, INC., a Minnesota corporation


                                         By: /s/ Laura Burrow
                                             ----------------------------
                                             Laura Burrow, Vice President

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